SERVICER'S CERTIFICATE
   CHEVY CHASE AUTO RECEIVABLES TRUST 1998-2
   5.91 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:    September 15, 1999
   Collection Period:    August, 1999
   Record Date:          September 14, 1999

        Under the pooling and Servicing Agreement, dated as of June 1, 1998, between Chevy Chase Bank,
   F.S.B. (as "Seller  and "Servicer") and U.S. Bank
   National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
   Trust 1998-2 (the "Trust") during the previous month.
   The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


   A.   Information Regarding the Current Monthly Distribution.
        1.  Certificates
            (a) The Aggregate amount of the
                distribution to
                Certificate holders on the
                Distribution Date Set forth above .....$   4,598,389.27

            (b) The amount of the distribution
                set forth in paragraph (a)
                above allocable to principal,
                including any overdue principal .......$   4,135,238.93

            (c) The amount of the distribution
                set forth in paragraph (a) above
                allocable to interest, including
                any overdue interest ..................$     463,150.34

            (d) The Insured Payments, if any, with
                respect to such Distribution
                Date ..................................$           0.00

            (e) The Premium Amount with
                respect to such Distribution
                Date ..................................$      14,984.24

            (f) The amount of the distribution
                set forth in paragraph (a) above,
                per Certificate in a principal
                amount of $1,000 ......................$     29.9343245

            (g) The amount of the distribution
                set forth in paragraph (b) above,
                per Certificate in a principal
                amount of $1,000 ......................$     26.9193356

            (h) The amount of the distribution
                set forth in paragraph (c) above,
                per Certificate in a principal
                amount of $1,000 ......................$      3.0149889

            (i) The amount of the distribution
                set forth in paragraph (d) above,
                per Certificate in a principal
                amount of $1,000 ......................$      0.0000000

            (j) The Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$  89,905,440.02

            (k) Reserve Account Withdrawal Amount......$           0.00

            (l) The balance of the Reserve Account,
                after effect to distributions
                and deposits and the change in the
                balances from that of such
                Distribution Date .....................$  12,811,525.20

            (m) Yield Maintenance Withdrawal Amount....$       4,643.11

            (n) The balance of the Yield
                Maintenance Account , after
                giving effect to distributions
                on such Distribution
                Date ..................................$      71,850.98

            (o) Monthly Servicing Fee..................$     180,244.64

            (p) Monthly Trustee's Fee..................$         266.45

            (q) Aggregate of all Purchase Amounts
                received on the related Determination
                Date ..................................$           0.00

            (r) Aggregate amount received with respect
                to Defaulted Receivables, including
                Liquidation Proceeds, during the
                related Collection Period..............$     109,562.42

            (s) The Reimbursement Amount for such
                Distribution Date......................$           0.00

   B.   Information Regarding the Performance of the Trust.
        1.  Net Losses, Delinquencies and Pool Balance.
            (a) The aggregate net losses on the
                Receivables for the related Collection
                Period ................................$     480,034.85

            (b) The Net Loss Percentage relating to
                such Distribution Date.................%           6.41%

            (c) The Cumulative Net Loss Percentage
                relating to such Distribution Date.....%           5.50%

            (d) The aggregate principal balance of all
                Receivables which were delinquent 30 days
                or more as of the last day of the related
                Collection Period (excluding
                defaulted receivables) ................$   9,498,254.15

            (e) Delinquency Percentage relating to such
                Distribution Date......................$          10.56%

            (f) The Specified Reserve Balance relating
                to such Distribution Date..............$  12,811,525.20

            (g) The Pool Balance as of the end of the
                related Collection Period .............$  89,905,440.02

            (h) The Pool Factor as of the end of the
                related Collection Period .............$      0.5852612

        Weighted average annual percentage rate (1)               16.50%

        Weighted average remaining term to maturity (1)           41.28


        (1) Weighted by current balance.





                         CHEVY CHASE BANK, F.S.B.
                         Auto Trust 1998-2  Servicer


                         Mark A. Holles
                         Vice President